SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2002

MAYOR’S JEWELERS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-9647	59-2290953

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14051 N.W. 14th Street
Sunrise, Florida 33323
(Address of principal executive offices)

954-846-2719
(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On May 1, 2002, Mayor’s Jewelers, Inc. (the “Company”) announced that the Company has embarked on a restructuring plan. The Company also released its results for the fourth quarter and fiscal year ended February 2, 2002.

     A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit No	Description

99.1	Press Release issued on May 1, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYOR’S JEWELERS, INC.

By: /s/ David Boudreau

Name: David Boudreau Title: Chief Financial Officer

Dated: May 2, 2002

EXHIBIT INDEX

Exhibit No	Description

99.1	Press Release issued on May 1, 2002.

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